THE LAZARD FUNDS, INC.

Lazard US Equity Concentrated Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. has approved a reverse share split for all outstanding share classes of Lazard US Equity Concentrated Portfolio (the “Portfolio”). The effect of the reverse share split is to reduce the number of shares outstanding of the Portfolio and increase the Portfolio’s per share net asset value (“NAV”). The amount of each shareholder’s aggregate investment in the Portfolio, however, will remain unchanged as a result of the reverse share split.

The reverse share split will occur automatically and without any action on the part of shareholders after the close of business on May 16, 2025. The shares of the Portfolio will be offered, sold and redeemed on a split-adjusted basis beginning on the first business day following the split (i.e., May 19, 2025). Shareholders’ next account statement after the reverse share split occurs will reflect the reverse share split.

Immediately following the reverse share split, each Portfolio shareholder would hold one Portfolio share for every three Portfolio shares held immediately prior to the reverse share split. For example, if you had a $30,000 investment in the Portfolio represented by 6,000 shares with an NAV per share of $5.00 immediately prior to the reverse share split, immediately following the reverse share split you would have a $30,000 investment in the Portfolio represented by 2,000 shares with an NAV per share of $15.00. The 1:3 split ratio will apply equally to all outstanding share classes of the Portfolio.

The reverse share split will not be a taxable event, nor will it have an impact on the Portfolio’s holdings or performance.

Dated:  April 21, 2025

Please retain this supplement for future reference.

SUPP-042125